EXHIBIT 13.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION
PURSUANT T`O 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Vanessa Kanu, Chief Financial Officer of TELUS International (Cda) Inc., hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)   The Annual Report on Form 20-F of TELUS International (Cda) Inc. for the period ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TELUS International (Cda) Inc.

Date: February 23, 2021

/s/ Vanessa Kanu